UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 11, 2005


                            FMS Financial Corporation
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey                        0-17353                22-2916440
---------------------------       -------------------------    ----------------
State or other jurisdiction        (Commission File Number)      (IRS Employer
     of incorporation)                                          Identification
                                                                    Number)


3 Sunset Road, Burlington, New Jersey                    08016
----------------------------------------              -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (609)386-2400

                                 Not Applicable
      ----------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                                        Section 2 - Financial Information.

Item 2.02.  Results of Operation and Financial Condition.

         On February 11, 2005, the Registrant issued a press release to report earnings for the quarter ended December 31, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

         (c) Exhibits:

             Exhibit 99 - Press Release dated February 11, 2005
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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 FMS FINANCIAL CORPORATION



Date: February 11, 2005          By:/s/Channing L. Smith
                                    --------------------
                                    Channing L. Smith
                                    Vice President and Chief Financial Officer
                                    (Duly Authorized Officer)






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